                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) January 16, 2004

          NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

           33-87374                                        36-3731520
(Commission File Number                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On January 16, 2004 the  Registrant has caused to be  made available  by the trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended December 31, 2003, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  January 23, 2004                By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #101, Series 1995-1
               made available on January 16, 2004

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #101

20.2           Monthly Servicer and Settlement Certificate #67, Series 1998-1
               made available on January 16, 2004

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #67

20.3          Monthly Servicer and Settlement Certificate #42, Series 2000-1
              made available on January 16, 2004

20.3 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #42

20.4          Monthly Servicer and Settlement Certificate #6, Series 2003-1
              made available on January 16, 2004

20.4 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #6

====================================================================================================================================

                                                        Exhibit 20.1

                                       MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 101

                                                  DEALER NOTE MASTER TRUST

                                                    CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of January 26, 2004, the Transfer Date of January 23, 2004 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2003 and the Distribution Period ended
January 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if anyDueoPeriod                                                 184,281.90

  3.2 The amount of ITEC Finance Charges for the Due Period                                     1,794,557.19

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period             830,096,455.63

  3.4 The total amount of Advance Reimbursements for the Due Period                                     0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period             285,159,792.83

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust            269,973,844.30
      during the Due Period

  3.7 The amount of the Servicing Fee for the Due Period                                          672,627.24

  3.8 The average daily Master Trust Seller's Interest during the Due Period                  126,361,549.47

  3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)                   126,278,993.75

 3.10 The aggregate amount of Collections for the Due Period                                  432,359,097.05

 3.11 The aggregate amount of Finance Charge Collections for the Due Period                     3,982,790.34

 3.12 The aggregate amount of Principal Collections for the Due Period                        428,376,306.71

 3.13 The amount of Dealer Note Losses for the Due Period                                               0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period               807,152,681.21

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
      of the Agreement)                                                                       143,216,513.88

 3.16 Eligible Investments in the Excess Funding Account:
      a.  The aggregate amount of funds invested in Eligible Investments                      143,126,312.54
      b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
      c.  The rate of interest applicable to each such Eligible Investment                             0.94%
      d.  The rating of each such Eligible Investment                                               AAAm/Aaa

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
      as of the end of the Due Period                                                          13,167,830.09

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
      i)       Nalley Motor Trucks
      ii)      Longhorn Bus Sales
      iii)     Southland Int'l Trks
      iv)      Wolfington Body Co Inc
      v)       Prairie International

 3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
      as a percentage of the total principal amount outstanding, as of the end of the
      Due Period                                                                                       0.20%

 3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03 for the
      benefit of the Master Trust Certificateholders.                                             100,079.76

 3.21 Eligible Investments in the Servicer Transition Fee Account:
      a.  The aggregate amount of funds invested in Eligible Investments                          100,000.00
      b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
      c.  The rate of interest applicable to each such Eligible Investment                             0.94%
      d.  The rating of each such Eligible Investment                                               AAAm/Aaa

 3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
      of the Supplement and to the payments made on the Distribution Date)                        100,000.00

  4.0 Series 1995-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date
      (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                                     0.00

 4.2a The Maximum Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                               31,000,000.00

 4.2b The Available Subordinated Amount as of the
      Transfer Date (after giving effect to the transactions
      set forth in Article IV of the Supplement)                                               31,000,000.00

  4.3 The Projected Spread for the following Distribution Period                                2,500,000.00

  4.4 The amount on deposit in the Spread Account as of
      the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                                   2,500,000.00

  4.5 The aggregate amount on deposit in the Liquidity
      Reserve Account as of the Transfer Date (after giving
      effect to the transactions  set forth in Article IV
      of the Supplement)                                                                                0.00

  4.6 The aggregate amount on deposit in the Negative
      Carry Reserve Fund as of the Transfer Date (after
      giving effect to the transactions set forth in
      Article IV of the Supplement)                                                                     0.00

  4.7 The Invested Amount as of the Distribution
      Date (after giving effect to the transactions set forth
      in Article IV of the Supplement and to the
      payments made on the Distribution Date)                                                 200,000,000.00

  4.8 The amount of Series Allocable Dealer Notes Losses
       for the Due Period                                                                               0.00

  4.9 The amount of Series Allocable Finance Charge
      Collections for the Due Period                                                              999,756.05

 4.10 The amount of Series Allocable Principal Collections
      for the Due Period                                                                      107,530,592.13

 4.11 The amount of Series Principal Account Losses
      for the Due Period                                                                                0.00

 4.12 The amount of Investor Dealer Note Losses for
      the Due Period                                                                                    0.00

 4.13 The amount of Investor Finance Charge Collections
      for the Due Period                                                                          838,195.47

 4.14 The amount of Investor Principal Collections for
      the Due Period                                                                           90,153,648.45

 4.15 The amount of Available Certificateholder's Interest                                        863,033.27
      Collections for the Due Period

 4.16 The amount of Series 1995-1 Shared Principal
      Collections for the Due Period                                                           90,153,648.45

 4.17 The aggregate amount of the Series 1995-1 Principal
      Shortfall, if any, for the Due Period                                                             0.00

 4.18 The Seller's Percentage for the Due Period                                                      16.16%

 4.19 The Excess Seller's Percentage for the Due Period                                                2.62%

 4.20 The aggregate amount of Seller's Principal Collections
      for the Due Period                                                                       17,376,943.69

 4.21 The amount of Available Seller's Finance Charge
      Collections for the Due Period                                                              165,359.65

 4.22 The aggregate amount of Available Seller's Principal
      Collections for the Due Period                                                           14,559,642.17

 4.23 The aggregate amount of Excess Seller's Principal
      Collections for the Due Period                                                            2,817,301.51

 4.24 The Controlled Amortization Amount, if applicable,
      for the Due Period                                                                                0.00

 4.25 The Minimum Series 1995-1 Master Trust Seller's
      Interest as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV
      of the Supplement)                                                                       38,310,744.53

 4.26 The Series 1995-1 Allocation Percentage for
      the Due Period                                                                                  25.10%

 4.27 The Floating Allocation Percentage for the
      Due Period                                                                                      83.84%

 4.28 The Principal Allocation Percentage, if applicable,
      for the Due Period                                                                               0.00%

 4.29 The total amount to be distributed on the Series
      1995-1 Certificates on the Distribution Date                                                390,096.38

 4.30 The total amount, if any, to be distributed on the Series
      1995-1 Certificates on the Distribution Date
      allocable to the Invested Amount                                                                  0.00

 4.31 The total amount, if any, to be distributed on
      the Series 1995-1 Certificates on the Distribution
      Date allocable to interest on the Series 1995-1
      Certificates                                                                                248,539.06

 4.32 The Draw Amount as of the Transfer Date                                                           0.00

 4.33 The amount of Investor Charge-Offs as of
      Transfer Date                                                                                     0.00

 4.34 The amount of reimbursement of Investor Charge-
      Offs as of the Transfer Date                                                                      0.00

 4.35 The amount of the Investor Servicing Fee to be
      paid on such Distribution Date                                                              141,557.32

 4.36 The aggregate amount of funds on deposit in
      the Negative Carry Reserve Account  as of the end of
      the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
      IV of the Supplement and of the Agreement)                                                        0.00

 4.37 The aggregate amount of funds on deposit in
      the Series Principal Account as of the end of the
      last day of the Due Period (after giving effect to the
      payments and adjustments made pursuant to Article
      IV of the Supplement and of the Agreement)                                                        0.00

 4.38 The aggregate amount of funds on deposit in the
       Spread Account as of the end of the last day of
      the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the
      Supplement and the Agreement)                                                             2,500,000.00

 4.39 Eligible Investments in the Series Principal Account:
      a.  The aggregate amount of funds invested in Eligible Investments                                0.00
      b.  Description of each Eligible Investment:                                                        NA
      c.  The rate of interest applicable to each such Eligible Investment                           _______%
      d.  The rating of each such Eligible Investment                                                     NA

 4.40 Eligible Investments in the Liquidity Reserve Account:
      a.  The aggregate amount of funds invested in Eligible Investments                                0.00
      b.  Description of each Eligible Investment:                                                        NA
      c.  The rate of interest applicable to each such Eligible Investment                           _______%
      d.  The rating of each such Eligible Investment                                                     NA

 4.41 The amount of Excess Interest Collections for the Due Period                                472,936.89

 4.42 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period                                       90,153,648.45

 4.43 The amount of Excess Interest Collections for the
      Due Period allocated to other Series                                                              0.00

 4.44 The amount of Investor Principal Collections treated
      as Shared Principal Collections for the Due Period
      allocated to Other Series                                                                         0.00

 4.45 The percentages and all other information calculated
      pursuant to Sections 6.01 and 7.01 of the Supplement                                   See Exhibit "A"

 4.46 The amount of Remaining Available Seller's Principal
       Collections for the Due Period                                                                   0.00

 4.47 The amount of Series 1995-1 Shared Seller's Principal
      Collections for the Due Period                                                           17,376,943.69

 4.48 The aggregate amount of Shared Seller's Principal
      Collections from Other Series for the Due Period                                         48,030,338.22

 4.49 The amount of all Shared Seller's Principal Collections
      allocated to Series 1995-1 for the Due Period                                                     0.00

 4.50 The aggregate amount of all Shared Seller's Principal
      Collections allocated to Other Series for the Due Period                                          0.00

 4.51 The aggregate amount of all Early Distributions Amounts
      paid or deemed paid for the Distribution Period                                                   0.00

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                                                           Exhibit 20.1(A)

                                                           Series 1995 - 1

   4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplemtent.

        Section 6.01

            (b)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO                                                                                                              ----------                                                                                                                 ----------
                                                                                                                        ----------
        Section 7.01

            (d)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (g)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.32%
                                             1 Month Past :       3.40%
                                             Current Month :      3.43%

            (h)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                                 Master Trust Seller's Interest:  $ 126,278,993.75
                         Master Trust Minimum Seller's Interest:  $ 126,190,744.53

            (i)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                        ----------
                                   Turnover Ratio:  4.08%

            (j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------
                           Dealer Note Loss Ratio:  0.00%

====================================================================================================================================

                                                           Exhibit 20.2

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 67

                                                     DEALER NOTE MASTER TRUST

                                                       CLASS A, DEALER NOTE
                                                    ASSET BACKED CERTIFICATES,
                                                            SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of January 26, 2004, the Transfer Date of January 23, 2004 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2003 and the Distribution Period ended
January 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                                         184,281.90

   3.2 The amount of ITEC Finance Charges for the Due Period                                       1,794,557.19

   3.3 The average daily balance of Dealer Notes outstanding during the Due Period               830,096,455.63

   3.4 The total amount of Advance Reimbursements for the Due Period                                       0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period               285,159,792.83

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust              269,973,844.30
       during the Due Period

   3.7 The amount of the Servicing Fee for the Due Period                                            672,627.24

   3.8 The average daily Master Trust Seller's Interest during the Due Period                    126,361,549.47

   3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV of the Supplement)                     126,278,993.75

  3.10 The aggregate amount of Collections for the Due Period                                    432,359,097.05

  3.11 The aggregate amount of Finance Charge Collections for the Due Period                       3,982,790.34

  3.12 The aggregate amount of Principal Collections for the Due Period                          428,376,306.71

  3.13 The amount of Dealer Note Losses for the Due Period                                                 0.00

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period                 807,152,681.21

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                                         143,216,513.88

  3.16 Eligible Investments in the Excess Funding Account:
       a.  The aggregate amount of funds invested in Eligible Investments                        143,126,312.54
       b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                               0.94%
       d.  The rating of each such Eligible Investment                                                 AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                                            13,167,830.09

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
       i)       Nalley Motor Trucks
       ii)      Longhorn Bus Sales
       iii)     Southland Int'l Trks
       iv)      Wolfington Body Co Inc
       v)       Prairie International

  3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
       as a percentage of the total principal amount outstanding, as of the end of the Due Period         0.20%

  3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
       in Article IV of the Supplement) established on 7/10/03 for the benefit of the                100,079.76
       Master Trust Certificateholders.

  3.21 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments                            100,000.00
       b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                               0.94%
       d.  The rating of each such Eligible Investment                                                 AAAm/Aaa

  3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
       of the Supplement and to the payments made on the Distribution Date)                          100,000.00

   4.0 Series 1998-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date
       (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                                       0.00

  4.2a The Maximum Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                                 31,000,000.00

 4.2b. The Available Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                                 31,000,000.00

   4.3 The Projected Spread for the following Distribution Period                                  2,500,000.00

   4.4 The amount on deposit in the Spread Account as of
       the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                                     2,500,000.00

   4.5 The aggregate amount on deposit in the Liquidity
       Reserve Account as of the Transfer Date (after giving
       effect to the transactions  set forth in Article IV
       of the Supplement)                                                                                  0.00

   4.6 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                                   200,000,000.00

   4.7 The amount of Series Allocable Dealer Notes Losses
        for the Due Period                                                                                 0.00

   4.8 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                                                994,116.42

   4.9 The amount of Series Allocable Principal Collections
       for the Due Period                                                                        106,924,011.28

  4.10 The amount of Series Principal Account Losses
       for the Due Period                                                                                  0.00

  4.11 The amount of Investor Dealer Note Losses for
       the Due Period                                                                                      0.00

  4.12 The amount of Investor Finance Charge Collections
       for the Due Period                                                                            838,139.55

  4.13 The amount of Investor Principal Collections for
       the Due Period                                                                             90,147,633.91

  4.14 The amount of Available Certificateholder's Interest
       Collections for the Due Period                                                                862,848.13

  4.15 The amount of Series 1998-1 Shared Principal
       Collections for the Due Period                                                             90,147,633.91

  4.16 The aggregate amount of the Series 1998-1 Principal
       Shortfall, if any, for the Due Period                                                               0.00

  4.17 The Seller's Percentage for the Due Period                                                        15.69%

  4.18 The Excess Seller's Percentage for the Due Period                                                  2.62%

  4.19 The aggregate amount of Seller's Principal Collections
       for the Due Period                                                                         16,776,377.37

  4.20 The amount of Available Seller's Finance Charge
       Collections for the Due Period                                                                159,754.51

  4.21 The aggregate amount of Available Seller's Principal
       Collections for the Due Period                                                             13,974,968.27

  4.22 The aggregate amount of Excess Seller's Principal
       Collections for the Due Period                                                              2,801,409.10

  4.23 The Controlled Amortization Amount, if applicable,
       for the Due Period                                                                                  0.00

  4.24 The Minimum Series 1998-1 Master Trust Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                         37,000,000.00

  4.25 The Series 1998-1 Allocation Percentage for
       the Due Period                                                                                    24.96%

  4.26 The Floating Allocation Percentage for the
       Due Period                                                                                        84.31%

  4.27 The Principal Allocation Percentage, if applicable,
       for the Due Period                                                                                 0.00%

  4.28 The total amount to be distributed on the Series
       1998-1 Certificates on the Distribution Date                                                  365,975.81

  4.29 The total amount, if any, to be distributed on the Series
       1998-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                                    0.00

  4.30 The total amount, if any, to be distributed on
       the Series 1998-1 Certificates on the Distribution
       Date allocable to interest on the Series 1998-1
       Certificates                                                                                  224,427.94

  4.31 The Draw Amount as of the Transfer Date                                                             0.00

  4.32 The amount of Investor Charge-Offs as of
       Transfer Date                                                                                       0.00

  4.33 The amount of reimbursement of Investor Charge-
       Offs as of the Transfer Date                                                                        0.00

  4.34 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                                                141,547.87

  4.35 The aggregate amount of funds on deposit in
       the Series Principal Account as of the end of the
       last day of the Due Period (after giving effect to the
       payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                                          0.00

  4.36 The aggregate amount of funds on deposit in the
        Spread Account as of the end of the last day of
       the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the
       Supplement and the Agreement)                                                               2,500,000.00

  4.37 Eligible Investments in the Series Principal Account:
       a.  The aggregate amount of funds invested in Eligible Investments                                  0.00
       b.  Description of each Eligible Investment:                                                          NA
       c.  The rate of interest applicable to each such Eligible Investment                             _______%
       d.  The rating of each such Eligible Investment                                                       NA

  4.38 Eligible Investments in the Liquidity Reserve Account:
       a.  The aggregate amount of funds invested in Eligible Investments                                  0.00
       b.  Description of each Eligible Investment:                                                          NA
       c.  The rate of interest applicable to each such Eligible Investment                             _______%
       d.  The rating of each such Eligible Investment                                                       NA

  4.39 The amount of Excess Interest Collections for the Due Period                                  496,872.32

  4.40 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period                                         90,147,633.91

  4.41 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                                                0.00

  4.42 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period
       allocated to Other Series                                                                           0.00

  4.43 The percentages and all other information calculated
       pursuant to Section 6.01 of the Supplement                                               See Exhibit "A"

  4.44 The amount of Remaining Available Seller's Principal
        Collections for the Due Period                                                                     0.00

  4.45 The amount of Series 1998-1 Shared Seller's Principal
       Collections for the Due Period                                                             16,776,377.37

  4.46 The aggregate amount of Shared Seller's Principal
       Collections from Other Series for the Due Period                                           48,630,904.54

  4.47 The amount of all Shared Seller's Principal Collections
       allocated to Series 1998-1 for the Due Period                                                       0.00

  4.48 The aggregate amount of all Shared Seller's Principal
       Collections allocated to Other Series for the Due Period                                            0.00

  4.49 The aggregate amount of all Early Distributions Amounts
       paid or deemed paid for the Distribution Period                                                     0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.2(A)

                                                        Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.32%
                                             1 Month Past :       3.40%
                                             Current Month :      3.43%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                                             Master Trust Seller's Interest:  $126,278,993.75

                                    Master Trust Minimum Seller's Interest:   $126,190,744.53

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------
                                        Turnover Ratio:  4.08%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------

                               Dealer Note Loss Ratio:   0.00%

====================================================================================================================================

                                                         Exhibit 20.3

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 42

                                                   DEALER NOTE MASTER TRUST

                                                           DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                          SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of January 26, 2004, the Transfer Date of January 23, 2004 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2003 and the Distribution Period ended
January 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any Due for the Period                                  184,281.90

    3.2 The amount of ITEC Finance Charges for the Due Period                               1,794,557.19

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period       830,096,455.63

    3.4 The total amount of Advance Reimbursements for the Due Period                               0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       285,159,792.83

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust      269,973,844.30
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                    672,627.24

    3.8 The average daily Master Trust Seller's Interest during the Due Period            126,361,549.47

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)             126,278,993.75

   3.10 The aggregate amount of Collections for the Due Period                            432,359,097.05

   3.11 The aggregate amount of Finance Charge Collections for the Due Period               3,982,790.34

   3.12 The aggregate amount of Principal Collections for the Due Period                  428,376,306.71

   3.13 The amount of Dealer Note Losses for the Due Period                                         0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period         807,152,681.21

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                 143,216,513.88

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments                143,126,312.54
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       0.94%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                    13,167,830.09

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Nalley Motor Trucks
        ii)     Longhorn Bus Sales
        iii)    Southland Int'l Trks
        iv)     Wolfington Body Co Inc
        v)      Prairie International

   3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
        as a percentage of the total principal amount outstanding, as of the end of the Due Period 0.20%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                    52,159,076.46

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
        in Article IV of the Supplement) established on 7/10/03 for the benefit of the        100,079.76
        Master Trust Certificateholders.

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                    100,000.00
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       0.94%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                  100,000.00

    4.0 Series 2000-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                               0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                         19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                         19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                          2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                             2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                          0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                         0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                        994,458.94

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                106,960,851.65

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                          0.00

   4.11 The amount of Investor Dealer Note Losses for
        the Due Period                                                                              0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                    849,168.49

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                     91,333,871.22

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                        873,997.30

   4.15 The amount of Series 2000-1 Shared Principal
        Collections for the Due Period                                                     91,333,871.22

   4.16 The aggregate amount of the Series 2000-1 Principal
        Shortfall, if any, for the Due Period                                                       0.00

   4.17 The Seller's Percentage for the Due Period                                                14.61%

   4.18 The Excess Seller's Percentage for the Due Period                                          6.57%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                 15,626,980.43

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                        109,788.27

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                      8,599,652.47

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                      7,027,327.95

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                          0.00

   4.24 The Minimum Series 2000-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                 25,440,000.00

   4.25 The Series 2000-1 Allocation Percentage for
        the Due Period                                                                            24.97%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                85.39%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                         0.00%

   4.28 The total amount to be distributed on the Series
        2000-1 Certificates on the Distribution Date                                          400,834.09

   4.29 The total amount, if any, to be distributed on the Series
        2000-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                            0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2000-1 Certificates on the Distribution
        Date allocable to interest on the Series 2000-1
        Certificates                                                                          257,423.62

   4.31 The Draw Amount as of the Transfer Date                                                     0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                               0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                        143,410.47

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                  0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                       2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          0.00
        b.  Description of each Eligible Investment:                                                  NA
        c.  The rate of interest applicable to each such Eligible Investment                     _______%
        d.  The rating of each such Eligible Investment                                               NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          0.00
        b.  Description of each Eligible Investment:                                                  NA
        c.  The rate of interest applicable to each such Eligible Investment                     _______%
        d.  The rating of each such Eligible Investment                                               NA

   4.39 The amount of Excess Interest Collections for the Due Period                          473,163.21

   4.40 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period                                 91,333,871.22

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                        0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                   0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                       See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                             0.00

   4.45 The amount of Series 2000-1 Shared Seller's Principal
        Collections for the Due Period                                                     15,626,980.43

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                   49,780,301.48

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2000-1 for the Due Period                                               0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                    0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                       375,220.84
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                     0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                           239,927.94

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                     0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                         0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                            12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                        25,613.25
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                     0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                            17,495.68

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                     0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                         0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                          Exhibit 20.3(A)
                                                          Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------                                                                                                                                          2 Months Past :      3.32%
                                             2 Months Past:      3.32%
                                             1 Month Past:       3.40%
                                             Current Month:      3.43%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                                             Master Trust Seller's Interest: $126,278,993.75

                                     Master Trust Minimum Seller's Interest: $126,190,744.53

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------
                                           Turnover Ratio:   4.08%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------

                                    Dealer Note Loss Ratio:  0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------
                              Used Financed Vehicle Ratio:   6.64%

====================================================================================================================================

                                                          Exhibit 20.4

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 6

                                                     DEALER NOTE MASTER TRUST

                                                            DEALER NOTE
                                                     ASSET BACKED CERTIFICATES,
                                                           SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of January 26, 2004, the Transfer Date of January 23, 2004 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2003 and the Distribution Period ended
January 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any for the Due Period                                 184,281.90

    3.2 The amount of ITEC Finance Charges for the Due Period                              1,794,557.19

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period      830,096,455.63

    3.4 The total amount of Advance Reimbursements for the Due Period                              0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period      285,159,792.83

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust     269,973,844.30
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                   672,627.24

    3.8 The average daily Master Trust Seller's Interest during the Due Period           126,361,549.47

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                          126,278,993.75

   3.10 The aggregate amount of Collections for the Due Period                           432,359,097.05

   3.11 The aggregate amount of Finance Charge Collections for the Due Period              3,982,790.34

   3.12 The aggregate amount of Principal Collections for the Due Period                 428,376,306.71

   3.13 The amount of Dealer Note Losses for the Due Period                                        0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period        807,152,681.21

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                143,216,513.88

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments               143,126,312.54
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                      0.94%
        d.  The rating of each such Eligible Investment                                        AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                   13,167,830.09

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Nalley Motor Trucks
        ii)     Longhorn Bus Sales
        iii)    Southland Int'l Trks
        iv)     Wolfington Body Co Inc
        v)      Prairie International

   3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
        as a percentage of the total principal amount outstanding, as of the end of the
        Due Period                                                                               0.20%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                   52,159,076.46

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
        in Article IV of the Supplement) established on 7/10/03 for the benefit of the       100,079.76
        Master Trust Certificateholders.

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                   100,000.00
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                      0.94%
        d.  The rating of each such Eligible Investment                                        AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                 100,000.00

    4.0 Series 2003-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                              0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                        19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                        19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                         2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                            2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                         0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                          212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                        0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                       994,458.94

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                               106,960,851.65

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                         0.00

   4.11 The amount of Investor Dealer Note Losses for
        the Due Period                                                                             0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                   849,168.49

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                    91,333,871.22

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                       873,996.27

   4.15 The amount of Series 2003-1 Shared Principal
        Collections for the Due Period                                                    91,333,871.22

   4.16 The aggregate amount of the Series 2003-1 Principal
        Shortfall, if any, for the Due Period                                                      0.00

   4.17 The Seller's Percentage for the Due Period                                               14.61%

   4.18 The Excess Seller's Percentage for the Due Period                                         6.57%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                15,626,980.43

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                       109,788.27

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                     8,599,652.47

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                     7,027,327.95

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                         0.00

   4.24 The Minimum Series 2003-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                25,440,000.00

   4.25 The Series 2003-1 Allocation Percentage for
        the Due Period                                                                           24.97%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                               85.39%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                        0.00%

   4.28 The total amount to be distributed on the Series
        2003-1 Certificates on the Distribution Date                                         416,161.87

   4.29 The total amount, if any, to be distributed on the Series
        2003-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                           0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2003-1 Certificates on the Distribution
        Date allocable to interest on the Series 2003-1
        Certificates                                                                         272,751.40

   4.31 The Draw Amount as of the Transfer Date                                                    0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                              0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                               0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                       143,410.47

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                 0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                      2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                         0.00
        b.  Description of each Eligible Investment:                                                 NA
        c.  The rate of interest applicable to each such Eligible Investment                    _______%
        d.  The rating of each such Eligible Investment                                              NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                         0.00
        b.  Description of each Eligible Investment:                                                 NA
        c.  The rate of interest applicable to each such Eligible Investment                    _______%
        d.  The rating of each such Eligible Investment                                              NA

   4.39 The amount of Excess Interest Collections for the Due Period                         457,834.40

   4.40 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period                                91,333,871.22

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                       0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                  0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                      See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                            0.00

   4.45 The amount of Series 2003-1 Shared Seller's Principal
        Collections for the Due Period                                                    15,626,980.43

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                  49,780,301.48

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2003-1 for the Due Period                                              0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                   0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                          200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                      383,831.96
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                    0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                          248,539.06

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                    0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                        0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                       32,329.91
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                    0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                           24,212.34

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                    0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                        0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.4(A)
                                                    Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.32%
                                             1 Month Past :       3.40%
                                             Current Month :      3.43%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                                          Master Trust Seller's Interest:   $126,278,993.75
                                  Master Trust Minimum Seller's Interest:   $126,190,744.53

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------
                                                 Turnover Ratio:   4.08%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------
                                         Dealer Note Loss Ratio:   0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------

                                    Used Financed Vehicle Ratio:   6.64%

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